DOLLAR RESERVES

11 Hanover Square, New York, NY 10005
1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services
www.midasfunds.com

August 12, 1999
Fellow Shareholders:

 The Fund's approach of investing exclusively in short term U.S. Government securities, a portion of the income from which is generally free from state income and personal property taxes, makes it a sound choice for safety conscious investors with the added convenience of free, unlimited check writing. As always, there is no charge for your personalized checks.

We are very pleased to welcome shareholders of the Fund who have joined us since our December 31, 1998 Report either by opening accounts directly, or through their Bull & Bear Securities discount brokerage accounts, where customer's cash balances are promptly put to work by being automatically swept into shares of the Fund.

Review and Outlook

Short term interest rates rose modestly during the first half of 1999. Three month Treasury bills ended 1998 yielding 4.45% and rose to 4.78% by the end of June 1999. The Federal Funds rate also rose during the first half of the year, but just barely. On June 30th, the Federal Reserve raised this benchmark level from 4.75% to 5.00%, consistent with market expectations since Federal Reserve Chairman Alan Greenspan had made clear his intention to raise this rate in prior testimony to Congress.

During the first half of the year the domestic economy performed exceptionally well, with inflation adjusted gross domestic product (GDP) growing 4.3% for the first quarter, and 2.3% for the second quarter, above the Federal Reserve's presumed trend rate. The employment rate declined to as low as 4.2%, and new jobs were created at an average rate of 195,000 per month, down from the 275,000 pace at the end of last year. The new jobs total for July, however, jumped to 310,000. Nevertheless, despite the robust economy, inflation as measured by the Consumer Price Index has remained in check  it was unchanged in May and June after moving up 0.7% in April.

In deciding to raise short term rates pre-emptively to avoid future inflationary pressures, the Federal Reserve recognized that some of the conditions responsible for the 0.75% easing of last fall had abated. Financial markets have become, for now, more orderly and liquid. The economies of several countries which were in distress last fall and this winter have shown significant signs of improvement, although, as is often the case, some financial markets have performed in a way which seems to overstate the extent of the recoveries. A meaningful economic recovery in either Japan or industrial Europe remains the greatest uncertainty for the continuation of the benign inflationary environment of the last three years.

The Federal Reserve Open Market Committee will meet again in August, October, November, and December. Market expectations, as reflected in futures contracts, suggest an additional rate hike by year end. We are skeptical that June's 0.25% rate hike will have any significant impact in slowing the current expansion, but are optimistic with regard to the prospects for inflation in any case. It is important to keep in mind that long term interest rates have risen by as much as a full percent already this year, and this should exert some restraint on the rate of growth for the balance of the year.

Additionally, imbalances between current equity market valuations and historic norms have the potential to exert unusual pressure on the economy and financial markets in the future. Not only are traditional measures, such as dividend yields and price earnings ratios stretched, but a macro view of equity markets presents an equally disturbing picture. U.S. equity market capitalization is approaching 150% of GDP, compared with its 60-year moving average of 50%. In the last ten years, equities have increased from 10% to 25% of household assets, and U.S. equity market capitalization has increased to over 50% of global market capitalization from 28%.

The Fund has recently expanded the list of U.S. Government agency securities in which it invests in seeking to increase diversification, portfolio management flexibility, and performance. Most of these higher yielding U.S. Government securities pay interest that is not state tax free, so a portion of the Fund's dividend payments will be state tax free, but not all, as had been the case. The Fund will continue to invest opportunistically in short term U.S. Government securities, and will maintain a portfolio that attempts to maximize yield for shareholders consistent with preservation of capital and maintenance of liquidity.

Monthly Investing Made Easy

The Fund's all-weather income and safety conscious approach makes it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on any of these free services simply give us a call and we will help you get started.

If you have any questions or would like further information on the Midas Funds Family, or our Traditional, Roth or Education IRA, we would be very pleased to hear from you. Just call toll-free
1-800-400-MIDAS (6432), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

Sincerely,

Thomas B. Winmill President	Steve A. Landis Vive President Portfolio Manager

  Midas Fund

  Seeking capital appreciation and protection against inflation, with current income as a secondary goal.
    Midas Investors

    Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.
     Midas Magic

    The Fund seeks its objective of long term capital appreciation by investing primarily less in equity securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value.

    Midas Special Equities Fund

    Invests aggressively for maximum capital appreciation.
    Midas U.S. and Overseas Fund

    Invests worldwide for the highest possible total return.
    Dollar Reserves

    A high quality money market fund investing in U.S. Government securities. A portion of income Is generally free from state income and intangible personal property taxes. Free unlimited check writing with only a $250 minimum per check.

  For 24 hour automated service, call toll-free 1-888-503-VOICE (8642) for 24 hour automated service or visit www.midasfunds.com, for an account application and prospectus containing more complete information, including charges and expenses. Please call 1-800-400-MIDAS (6432). Please read the prospectus carefully before you invest or send money. Investor Service Center, Inc., Distributor.

  DOLLAR RESERVES, INC.
  Schedule of Portfolio Investments - June 30, 1999
  (Unaudited)

Principal Amount		Yield*	Value**
	U.S. Government Agencies (100%)
$1,017,000	Federal Farm Credit, due 7/01/99	4.75%	$1,017,000
374,000	Federal Farm Credit, due 7/15/99	5.00	373,316
280,000	Federal Farm Credit, due 7/16/99	4.84	279,452
2,200,000	Federal Farm Credit, due 8/02/99	4.62	2,199,535
4,500,000	Federal Farm Credit, due 8/03/99	5.50	4,502,313
3,000,000	Federal Farm Credit, due 9/01/99	5.19	3,000,859
2,605,000	Federal Farm Credit, due 10/01/99	4.98	2,604,083
865,000	Federal Farm Credit, due 11/01/99	5.00	851,021
318,000	Federal Home Loan Banks, due 7/01/99	4.89	318,000
1,500,000	Federal Home Loan Banks, due 7/06/99	6.01	1,500,204
366,000	Federal Home Loan Banks, due 7/07/99	4.74	365,711
3,000,000	Federal Home Loan Banks, due 7/09/99	4.88	2,996,807
1,250,000	Federal Home Loan Banks, due 7/13/99	5.54	1,250,210
230,000	Federal Home Loan Banks, due 7/14/99	4.74	229,606
1,000,000	Federal Home Loan Banks, due 7/15/99	5.54	1,000,262
1,500,000	Federal Home Loan Banks, due 7/15/99	5.54	1,500,338
835,000	Federal Home Loan Banks, due 7/16/99	5.00	833,356
250,000	Federal Home Loan Banks, due 7/26/99	8.45	250,590
250,000	Federal Home Loan Banks, due 7/27/99	5.53	250,107
585,000	Federal Home Loan Banks, due 7/28/99	4.89	582,929
1,000,000	Federal Home Loan Banks, due 7/30/99	5.60	1,000,255
4,000,000	Federal Home Loan Banks, due 8/03/99	5.56	4,002,444
1,000,000	Federal Home Loan Banks, due 8/04/99	5.56	1,000,695
271,000	Federal Home Loan Banks, due 8/06/99	4.72	269,721
500,000	Federal Home Loan Banks, due 8/09/99	6.26	500,719
307,000	Federal Home Loan Banks, due 8/13/99	5.05	305,189
1,000,000	Federal Home Loan Banks, due 8/17/99	5.55	1,000,680
749,000	Federal Home Loan Banks, due 9/02/99	5.05	742,538
300,000	Federal Home Loan Banks, due 9/03/99	5.16	297,355
1,700,000	Federal Home Loan Banks, due 9/08/99	4.74	1,684,555
300,000	Federal Home Loan Banks, due 9/09/99	6.93	301,068
1,500,000	Federal Home Loan Banks, due 9/10/99	5.16	1,485,445
1,615,000	Federal Home Loan Banks, due 9/16/99	6.05	1,617,509
720,000	Federal Home Loan Banks, due 10/08/99	4.69	710,724
3,010,000	Federal Home Loan Banks, due 10/15/99	4.61	3,005,860
1,675,000	Federal Home Loan Banks, due 10/20/99	7.40	1,687,014
2,500,000	Federal Home Loan Banks, due 11/05/99	5.81	2,504,422
1,300,000	Federal Home Loan Banks, due 11/05/99	5.91	1,304,079
500,000	Federal Home Loan Banks, due 2/25/00	5.03	497,875
3,000,000	Federal Home Loan Banks, due 4/07/00	5.15	2,999,685
1,000,000	Federal Home Loan Banks, due 4/12/00	5.35	1,000,453
5000,000	Federal Home Loan Banks, due 6/02/00	5.63	502,216
1,000,000	Federal Home Loan Banks, due 6/14/00	5.42	1,000,231
1,000,000	Student Loan Marketing Assn., due 8/02/99	4.50	999,501
5,000,000	Student Loan Marketing Assn., due 12/02/99	5.53	5,999,387
1,250,000	Student Loan Marketing Assn., due 12/03/99	5.53	1,249,982
700,000	Student Loan Marketing Assn., due 1/20/00	5.53	699,991
2,000,000	Student Loan Marketing Assn., due 2/14/00	5.53	1,999,876
370,000	Tennessee Valley Authority, due 10/01/99	8.38	372,865
	Total Investments (100%)		$65,649,033
			=========

   * Represents annualized yield at date of purchase for discount securities, or coupon for coupon bearing securities.
  **Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

  See accompanying notes to financial statements.

  STATEMENT OF ASSETS AND LIABILITIES
  June 30, 1999 (Unaudited)

  ASSETS:
      Investments at value which equals
          amortized cost (note 1) .......................................    $65,649,033
  Cash .........................................................................            116,820
  Interest receivable.......................................................            870,548
  Receivable for Fund shares sold..................................              24,186
  Other assets ...............................................................                6,470
          Total assets.........................................................     66,667,057
  LIABILITIES:
  Payables:
      Fund shares redeemed ...........................................              24,493
      Dividend ................................................................                1,317
  Accrued expenses ......................................................              81,693
  Accrued management and distribution fees ..................              20,002
          Total liabilities ....................................................             127,505

  NET ASSETS:
      (applicable to 66,539,552
      outstanding shares: 500,000,000 shares
      of $.01 par value authorized) ..................................      $66,539,552
                                                                                      &nb sp;    =========
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
      ($66,539,552 ÷ 66,539,552) .................................             $1.00
  At June 30, 1999, net assets consisted of:
      Paid-in capital ........................................................      $66,544,965
      Accumulated net realized loss on
          investments ........................................................             (5,413)
                                                                                      &nb sp;      $66,539,552
                                                                                      &nb sp;      =========

  STATEMENT OF OPERATIONS
  For the six months ended June 30, 1999 (Unaudited)

  INVESTMENT INCOME:
      Interest ................................................................         $1,650,704
  EXPENSES:
      Investment management (note 3) ..........................                164,882
      Transfer agent .....................................................                   97,691
      Distribution (note 3) ............................................                   82,441
      Custodian ...........................................................                   27,897
      Registration (note 3) ...........................................                   21,324
      Professional (note 3) ...........................................                   20,084
      Directors ............................................................                     5,207
      Other .................................................................                   16,651
          Total expenses ...............................................                 436,177
          Investment management
              fees and distribution plan
              expenses waived (note 3) ...........................               (131,905)
          Fee reduction (note 5) ....................................                   (4,094)
              Net expenses .............................................                 300,178
              Net investment income ...............................              1,350,526
  NET REALIZED GAIN FROM
  SECURITY TRANSACTIONS .........................                        172
      Net increase in net assets
          resulting from operations ................................            $1,350,698
                                                                                      &nb sp;      ========

  STATEMENTS OF CHANGES IN NET ASSETS
  For the six months ended June 30, 1999 (Unaudited) and December 31, 1998 and for the year ended June 30, 1998

OPERATIONS:	June 30, 1999	December 31, 1999	June 30, 1999
Net investment invome	$ 1,350,526	$ 1,395,986	$ 2,961,905
Net realized gain from security transactions	172	2,607	774
Net increase in net assets resulting from operations	1,350,698	1,398,593	2,962,679
DISTRIBUTIONS TO SHAREHOLDERS:
Distribution from net investment income ($0.022 and $0.047 per share, respectively)	(1,350,526)	(1,395,986)	(2,961,905)
Distribution in excess of net realized gains ($0.000 per share)	(172)	(2,607)	-
Distribution from paid-in capital ($0.001 per share)	-	-	(70,279)
CAPITAL SHARE TRANSACTIONS:
Change in net assats resulting from capital share transactions (a)	1,004,347	3,932,762	(1,235,973)
Total increase (decrease) in net assets	1,004,347	3,932,762	(1,305,478)
NET ASSETS:
Beginning of period	65,535,205	61,602,443	62,907,921
End of Period	$66,539,552	$65,535,205	$61,602,443
	=========	=========	=========
(a) Transactions in capital shares were as follows:
Shares sold	$27,339,761	$ 24,217,074	$ 49,705,407
Shares issued in reinvestment ofdistributions	1,347,470	1,381,063	2,981,463
Shares redeemed	(27,682,884)	(21,665,375)	(53,922,843)
Net increase (decrease)	$ 1,004,347	$ 3,932,762	$ (1,235,973)
	=========	=========	==========

  Notes to Financial Statements
  (Unaudited)

  (1) Dollar Reserves, Inc. (formerly, Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc.) (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities, as set forth in its prospectus. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized in accordance with income tax regulations. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1998, the Fund had an unused capital loss carryforward of approximately $5,400 of which $5,200 and $200 expire in 2002 and 2003, respectively.

   (3) The Fund retains Midas Management Corporation as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Effective June 30, 1999, the investment management agreement with CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) ("CEF") was transferred to the Investment Manager. The terms of the investment management agreement, other than the name of the investment manager, did not change. Certain officers and directors of the Fund are officers and directors of the Investment Manager, CEF, and Investor Service Center, Inc., the Fund's Distributor. The Investment Manager, CEF, and the Distributor voluntarily waived $131,905 in management and distribution fees for the six months ended June 30, 1999. The Fund reimbursed the Investment Manager and CEF $20,018 for providing certain administrative and accounting services at cost for the six months ended June 30, 1999. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares.

  (4) The Fund has a committed bank line of credit. At June 30, 1999, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1999, the weighted average interest rate was 5.63% based on the balances outstanding during the period and the weighted average amount outstanding was $178,549.

   (5) The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $4,094 under such arrangements.

   Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

  FINANCIAL HIGHLIGHTS

	Six Months Ended Years Ended June 30,
	June30, 1999	December31, 1998	1998	1997	1996	1995	1994
PER SHARE DATA
Net asset value at beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.020	.022	.048	.047	.047	.044	.026
Less distributions:
Distributions from net investment income	(.020)	(.022)	(.047)	(.047)	(.047)	(.044)	(.026)
Distributions from paid-in capital	-	-	(.001)	-	-	-	-
Net asset value at end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
TOTAL RETURN	4.13%	4.46%	4.88%	4.83%	4.81%	4.53%	2.59%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$66,540	$66,535	$61,602	$62,908	$62,467	$65,278	$76,351
Ratio of expenses to average net assets (a)	.92%**	.931%**	.86%	.71%	.90%	.89%	.89%
Ratio of net investment income to average net assets (b)	4.09%	4.43%	4.71%	4.73%	4.70%	4.41%	2.56%
  * Unaudited.
  ** Annualized.
  (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.32%**, 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended June 30, 1999 and December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, and 1994, respectively.
  (b) Ratio prior to waiver by the Investment Manager and Distributor was 3.69%**, 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06% for the six months ended June 30, 1999 and December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, and 1994, respectively.